AUTOMATED GOVERNMENT CASH RESERVES
AUTOMATED TREASURY CASH RESERVES
GOVERNMENT OBLIGATIONS TAX MANAGED FUND
         Institutional Shares
         Institutional Service Shares
TRUST FOR GOVERNMENT CASH RESERVES
U.S. TREASURY CASH RESERVES
         Institutional Shares
         Institutional Service Shares


SUPPLEMENT TO THE PROSPECTUSES DATED JUNE 30, 2005 AND SEPTEMBER 30, 2005

Please delete first paragraph in the Prospectus section entitled "How to Purchase Shares" and replace it with the following: You may purchase Shares through an investment professional, directly from the Fund or through on exchange from another Federated fund. New investors must submit a completed New Account Form.

         The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund is more likely to reject purchase and exchange requests towards the end of each calendar year, due to increased demand for, and therefore more limited supply of, short-term U.S. Treasury and state tax-exempt U.S. government agency securities in which the fund invests. The increased demand for these securities may also adversely affect the Fund's yield. Orders will be handled in the order in which they are received. The Fund may also accept orders when additional supply becomes available during the day, even though it has rejected earlier orders.



                                                               December 1, 2005

Cusip 60934N716
Cusip 60934N690
Cusip 60934N674
Cusip 60934N682
Cusip 60934N773
Cusip 60934N856
Cusip 60934N849

33968 (12/05)











FLORIDA MUNICIPAL CASH TRUST
CASH SERIES SHARES
CASH II SHARES
INSTITUTIONAL SHARES

A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST


Supplement to the Prospectuses dated February 28, 2005.

In each Prospectus, please delete the first paragraph in the section entitled "How to Purchase Shares" and replace it with the following:

         You may purchase Shares through an investment professional or directly from the Fund. New investors must submit a completed New Account Form.

         The Fund reserves the right to reject any request to purchase Shares. Because the Fund seeks to maintain an investment portfolio that will cause its Shares to be exempt from the Florida state intangibles tax, the Fund has in the past experienced increased cash flows into the Fund toward the end of each calendar year (e.g., in November and December). It is the Adviser's experience that this coincides with a relative shortage in the marketplace of Florida tax-exempt securities of the type and quality eligible for purchase by the Fund. Unlimited acceptance of increased investments during the last weeks of December could cause the Fund either to hold cash uninvested, or to invest in securities that are subject to federal income tax or Florida intangibles tax in excess of permitted amounts, unless the fund rejects purchase requests.

         Given this experience, the Fund is more likely to reject purchase requests toward the end of each calendar year, due to increased demand for Florida tax-exempt securities of the type and quality eligible for purchase by the Fund. The increased demand for these securities also may adversely affect the Fund's yield. Orders will be handled in the order in which they are received. The Fund may also accept orders when additional supply becomes available during the day, even though it has rejected earlier orders.





December 1, 2005



Cusip 60934N336
Cusip 60934N344
Cusip 608919700

33902  (11/05)